                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1994 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1994-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1994 to October 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9 day of November, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that his is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1994 between the Company and Trust National Association, as Trustee of Home Improvement Loan Trust 1994-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9 day of November, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                                HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                                GREEN TREE TRUST
                                     1994-A
                                 MONTHLY REPORT
                                  October 1994

                                                 Distribution Date: 11/15/94
                                                 Trust Account: 3331790-0

A.   Monthly Principal
     (1)  Regular Principal Payments            $  616,086.18
     (2)  Principal Prepayments                  1,343,635.06
     (3)  Delinquent Payments Advanced              89,401.90
     (4)  FHA Claims                                13,364.71
     (5)  Net Loss Advanced                        109,177.18
     (6)  Contracts Repurchased due to
          Breach of Representations
          and Warranties (see attached)                   .00
     (7)  Bankruptcy Write-down                           .00
     (8)  Delinquent Payments Recovered            (85,689.34)

            Total Principal                                      $  2,085,975.69

B.   Monthly Interest                                                 697,175.67

C.   Remaining Principal Balance                                  116,582,222.90

D.   Collected Amount                                               3,200,392.24

E.   Monthly Servicing Fee                                             74,167.62

F.   Advances Reimbursed

     (1)  Prior Advances that have
          been recovered                                              191,569.39

     (2)  Uncollectible Advances                                             .00

G.   Excess Cashflow                                                  343,073.26

H.   Shortfall                                                               .00

I.   Subordinated Certficateholder Payment                            343,073.26

J.   Pool Factor
          Previous Month Pool Factor                                   .88494406
          Current Month Pool Factor                                    .86938832

K.   Aggregate Scheduled Balances and Number of
     Delinquent Contracts

     (1)  31-59                                     550,591.56               60

     (2)  60-89                                     144,626.01               16

     (3)  90 days or more                           193,223.95               15


                               HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                                GREEN TREE TRUST
                                     1994-A
                                 MONTHLY REPORT
                                  October 1994
                                     Page 2


                                                 Distribution Date: 11/15/94
                                                 Trust Account: 3331790-0

L.   Liquidated Contracts                                        $    123,261.74

M.   Number of Loans Remaining                                            12,014

N.   Number and Principal Balance of Contracts
     with FHA claims finally rejected, or no
     FHA claim was submitted because FHA
     Insurance was unavailable                             57         428,052.31

CASH COLLATERAL ACCOUNT INFORMATION
- -----------------------------------

(1)  Amount in the Cash Collateral Account
     (before deposits or releases on current
     Payment Date, but after covering any
     Shortfall)                                                     8,314,004.00

(2)  Current Requisite Amount (initially
     $8,314,004; may be lower after April 1997:
     higher if Trigger occurs)                                      8,314,004.00

Trigger Calculation

(3)  Green Tree FHA Insurance reserves                            109,169,506.82

(4)  If line (3) is less than $50,000,000,
     or if Green Tree is no longer Servicer
     (Event of Termination), then a Trigger
     has occurred, and Requisite Amount is
     automatically $10,593,651                                               N/A

(5)  Requisite Amount (line (2), unless line
     (4) or (11) applies)                                           8,314,004.00

(6)  Cash Collateral Account Deposit (lesser
     of (line (5) - line (1) or Excess Cashflow
     (line G)) (See also "Subordinated
     Certificateholder Payment")                                             .00

     (a)  Surplus to be applied to Daiwa Loan                         343,073.26

Step-Down Test (tested April 1997 and each April thereafter)

(7)  Average Sixty-Day Delinquency Ratio

     (a)  Aggregate outstanding principal
          balance of all Contracts delinquent
          60+ days (including defaulted Contracts
          not yet liquidated, but excluding
          bankruptcies that are current)                              415,137.10

                               HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                                GREEN TREE TRUST
                                     1994-A
                                 MONTHLY REPORT
                                  October 1994
                                     Page 3


                                                 Distribution Date: 11/15/94
                                                 Trust Account: 3331790-0

     (b)  Principal Balance of all
          Contracts                                              $116,582,222.90

     (c)  Delinquent Ratio (a/b)                                            .39%

     (d)  Average Sixty-Day Delinquency Ratio                               .48%
          (3 month average)

(8)  Cumulative Realized Loss Ratio

     (a)  Aggregate Realized Losses to date                           451,343.38

     (b)  Initial Principal Amount                                134,096,835.87

     (c)  Cumulative Realized Loss Ratio (a/b)                               .34

STEP-DOWN IS PERMITTED ONLY IF:

- -    Trigger has never occurred (line 4); and
- -    Line (7) (lesser than) 3.5% and line (8) (lesser than) 1.5%; or
- -    Line (7) (lesser than) 2.5% and Line (8) (lesser than) 4.0%

If all of these conditions are satisfied this April, calculate reduced Requisite Amount

(9)  12.4% of Principal Balance

(10) $421,208

(11) New Requisite Amount (greater of line (9)
     or line (10))

(12) Cumulative Loss Coverage Ratio
     (3 month average)

                                HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                                GREEN TREE TRUST
                                     1994-A
                                 MONTHLY REPORT
                                  October 1994
                                    Page 4

                                                 Distribution Date: 11/15/94
                                                 Trust Account: 3331790-0

LIMITED GUARANTY INFORMATION
- ----------------------------

Perform following Limited Guaranty calculations only if the Available Cash Collateral Amount (before deposits on current
Payment Date) equals zero and a Shortfall exists.

(1)  Calculation of Limited Guaranty Amount

     (a)  $544,000                              $  544,000.00

     (b)  All Limited Guaranty payments
          made prior to current Payment
          Date

     (c)  (a) - (b)                                       .00

     (d)  1% of principal balance of
          FHA-Insured Contracts at
          current Payment Date

     (e)  Lesser of (c) or (d)

(2)  Limited Guaranty to be paid

     (a)  Shortfall

     (b)  Guaranty Amount (from line 1(e))

     (c)  lesser of (a) or (b)

Please contact the Bondholder Relations Department of First Trust
National Association (612) 244-0444 with any questions regarding this statement of your Distribution.

                                     GTHI
                                     94-A
                                 October, 1994
                              Defaulted Contracts

                                                            Estimated
                                              Repurchase     Loss at
Account #           Principal    Interest       Amount      Sale Date
- ---------          -----------   --------     -----------   -----------

15602504              8,329.24      48.93        8,378.17      9,122.72
15605405             13,800.31      81.07       13,881.38      1,308.86
15607546             12,005.52      70.53       12,076.05     13,038.99
15607556             14,561.11      85.54       14,646.65     15,322.43
15608688              8,876.59      52.14        8,928.73      9,534.92
15611074              7,846.62      46.09        7,892.71      8,179.23
15612455              5,691.43      33.43        5,724.86      6,233.96
15613826              9,614.40      56.48        9,670.88     10,315.07
15614525              9,476.58      55.67        9,532.25     10,199.80
15615595              2,500.38      14.68        2,515.06      2,766.45
15617298             15,632.24      91.83       15,724.07     16,175.65
15617402             14,207.47      83.46       14,290.93     15,862.08
                   -----------   --------     -----------   -----------

                   $122,541.89   $ 719.85     $123,261.74   $118,060.16
                   ===========   ========     ===========   ===========